UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 20, 2019

Elanco Animal Health Incorporated

(Exact name of registrant as specified in its charter)

Indiana	001-38661	82-5497352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2500 Innovation Way Greenfield, Indiana (Address of principal executive offices)	46140 (Zip Code)

Registrant’s telephone number, including area code: (877) 352-6261

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	ELAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.          Entry into a Material Definitive Agreement.

On December 20, 2019, Elanco Animal Health Incorporated (the “Company”) entered into a First Amendment to the Revolving Loan Credit Agreement, dated as of September 5, 2018, among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders parties thereto (the “Revolving Loan Amendment”), and a First Amendment to the Term Loan Credit Agreement, dated as of September 5, 2018, among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders parties thereto (the “Term Loan Amendment” and, together with the Revolving Loan Amendment, the “Amendments”). The Amendments permit the Company to create, assume or suffer to exist liens on any amounts held by a trustee under any indenture or other debt agreement issued in escrow pursuant to customary escrow arrangements pending the release thereof, or under any indenture or other debt agreement pursuant to customary discharge, redemption or defeasance provisions, as well as to incur any related indebtedness.

The foregoing descriptions of the Revolving Loan Amendment and the Term Loan Amendment are qualified in their entirety by reference to the Revolving Loan Amendment and the Term Loan Amendment, which are filed as Exhibits 10.1 and 10.2, respectively, hereto, and are incorporated herein by reference.

Item 9.01           Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	First Amendment to Revolving Loan Credit Agreement, dated as of September 5, 2018, among Elanco Animal Health Incorporated, as borrower, JPMorgan Chase Bank, N.A., as administrative agent and the other Lenders party thereto.
10.2	First Amendment to Term Loan Credit Agreement, dated as of September 5, 2018, among Elanco Animal Health Incorporated, as borrower, JPMorgan Chase Bank, N.A., as administrative agent and the other Lenders party thereto.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elanco Animal Health Incorporated

Date: December 20, 2019	By:	/s/ Michael Bryant-Hicks
Name: Michael-Bryant Hicks
Title: Executive Vice President, General Counsel and Corporate Secretary